Exhibit 10.2

AMENDMENT TO

MEMORANDUM OF LEASE AND

SPECIFIC PROPERTY LEASE AMENDMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.,

KINDRED HEALTHCARE OPERATING, INC., AND

VENTAS REALTY, LIMITED PARTNERSHIP

Master Lease No.:	3

Facility No.:	GA #645

Property Address:	26 Tower Road
Marietta, Georgia
(Cobb County)

Index No.:	3-15

AMENDMENT TO MEMORANDUM OF LEASE

AND SPECIFIC PROPERTY LEASE AMENDMENT

THIS AMENDMENT TO MEMORANDUM OF LEASE AND SPECIFIC PROPERTY LEASE AMENDMENT (hereinafter this “Amendment” ) is dated as of the 9th day of January, 2009, and is between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”) having an office at 10350 Ormsby Park Place, Suite 300, Louisville, Kentucky 40223, and KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc. (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc. (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant have heretofore entered into (i) a certain Amended and Restated Master Lease Agreement No. 3 dated as of April 20, 2001 (the “2001 Lease”), (ii) a certain Second Amended and Restated Master Lease Agreement No. 1 dated as of April 27, 2007 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Lease”), which superseded the 2001 Lease and demises to Tenant, among other properties, the real property described in Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), and (iii) a Memorandum of Lease (the “Memorandum”) dated as of April 20, 2001, and recorded on May 2, 2001, with the Clerk of Superior Court Cobb County, Georgia, Book 13358, Page 6028, which Memorandum provides record notice of the Lease, as it applies to the Premises.

B. Contemporaneously herewith, the City of Marietta is purchasing a portion of the Premises legally described in Exhibit B attached hereto and made a part hereof (the “Parcel”).

C. Lessor and Tenant desire to amend the Lease, as it relates to the Premises, and to amend the Memorandum.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Effective as of the date of this Agreement, the Memorandum, and the Lease as it applies to the Premises, are amended: (a) to terminate the Memorandum and the Lease as they apply to the Parcel, and (b) to confirm and adopt, as the revised legal description for the Premises, the amended legal description (the “Amended Premises”) that is attached hereto and made a part hereof as Exhibit C.

2. This Amendment is being executed solely to give notice of the Lease, as it relates to the Amended Premises, and to amend the Memorandum and the Lease as they apply to the Amended Premises, and is not intended to amend the Lease in any respect other than as expressly provided in Paragraph 1 above. Without limitation of the foregoing, Lessor and Tenant acknowledge and agree that the Lease relates to the Amended Premises and multiple other properties and that, as provided in the Lease, the Lease demises all of such properties as a unified commercial operating lease and Lessor is not obligated, and may not be required, to lease less than all of such properties pursuant to the Lease.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Richard Myers
Name:	Richard Myers
Title:	Vice President – Real Estate Counsel

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Richard Myers
Name:	Richard Myers
Title:	Vice President – Real Estate Counsel

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

	By:	/s/ T. Richard Riney
T. Richard Riney, Executive Vice President, General Counsel and Secretary

3

Acknowledgments

STATE OF KENTUCKY	)
		)	ss
COUNTY OF JEFFERSON	)

On September 12, 2008, before me, Jenny McGarry personally appeared Richard Myers, the VP-Real Estate Counsel of KINDRED HEALTHCARE, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Jenny McGarry

(This area for official seal)	My Commission Expires: 2/16/2012

STATE OF KENTUCKY	)
		)	ss
COUNTY OF JEFFERSON	)

On September 12, 2008, before me, Jenny McGarry personally appeared Richard Myers, the VP-Real Estate Counsel of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature	/s/ Jenny McGarry

(This area for official seal)	My Commission Expires: 2/16/2012

4

STATE OF KENTUCKY	)
		)	ss
COUNTY OF JEFFERSON	)

On September 10, 2008, before me, Terri Parker personally appeared T. Richard Riney, who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, as the Executive Vice President, General Counsel and Secretary of Ventas, Inc., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, and that by his signature on the instrument the aforesaid corporation executed the instrument, as the general partner and on behalf of the aforesaid limited partnership.

WITNESS my hand and official seal.

Signature	/s/ Terri Parker

(This area for official seal)

Notary Public, State at Large, KY

My commission expires Jan 6, 2009

5

EXHIBIT A

Premises

All that tract or parcel of land lying and being in Land Lot 1015 of the 16th District, and Second Section of Cobb County, Georgia, being in the City of Marietta, being more particularly described as follows:

BEGINNING at a stake in the pavement at the intersection of the northerly side of Tower Road and the easterly side of Campbell Hill Street and running thence north 2 degrees 00 minutes west along the easterly side of Campbell Hill Street 100.1 feet to a point; thence continuing northerly along the easterly side of Campbell Hill Street and following the curvature thereof 140 feet to a point; thence north 10 degrees 19 minutes east along the easterly side of Campbell Hill Street 139.7 feet to the southerly line of property now or formerly owned by Dr. Robt. T. Sessions; thence easterly along said line 327.4 feet, more or less to a iron pin on the westerly side of Church Street; thence south 8 degrees 22 minutes east along the westerly side of Church Street 182.5 feet to an iron pin, point and corner; thence south 88 degrees 23 minutes west 229.0 feet to an iron pin, point and corner; thence south 3 degrees 55 minutes west 100 feet to an iron pin; thence south 0 degrees 25 minutes east 105.9 feet to a mark on the back of the curb of the northerly side of Tower Road; thence westerly along the northerly side of Tower Road and following the curvature thereof 150.9 feet to the point of beginning.

Being the same property conveyed by Warranty Deed from Ventas, Inc., a Delaware corporation, as successor by merger to First Healthcare Corporation, a Delaware corporation, to Ventas Realty, Limited Partnership, a Delaware limited partnership, dated September 30, 1998, filed for record November 24, 1998, and recorded in Deed Book 11918, Page 120, in the Office of the Clerk of the Superior Court of Cobb County, Georgia.

EXHIBIT B

Parcel

All that tract or parcel of land lying and being in Land Lot 1015 of the 16th District, and Second Section of Cobb County, Georgia, being in the City of Marietta, being more particularly described as follows:

Beginning at a point 19.54 feet right of and opposite Station 53+52.37 on the construction centerline of SR 5 at Tower Road on Georgia Highway Project No. CSST-0006-00 (867); running thence S 75°47’33.6” E a distance of 5.47 feet to a point 25.00 feet right of and opposite station 53+52.04 on said construction centerline laid out for CAMPBELL HILL; thence S 10°44’19.6” W a distance of 92.94 feet to a point 25.00 feet right of and opposite station 52+59.10 on said construction centerline laid out for CAMPBELL HILL; thence southwesterly 31.002 feet along the arc of a curve (said curve having a radius of 100.000 feet and a chord distance of 30.878 feet on a bearing of S 19°37’14.9” W) to the point 25.00 feet right of and opposite station 52+35.85 on said construction centerline laid out for CAMPBELL HILL; thence northeasterly 1.502 feet along the arc of a curve (said curve having a radius of 511.758 feet and a chord distance of 1.502 feet on a bearing of N 9°53’19.2” E) to the point 24.53 feet right of and opposite station 52+36.92 on said construction centerline laid out for CAMPBELL HILL; thence northeasterly 26.040 feet along the arc of a curve (said curve having a radius of 511.758 feet and a chord distance of 26.037 feet on a bearing of N 11°27’10.0” E) to the point 20.58 feet right of and opposite station 52+56.77 on said construction centerline laid out for CAMPBELL HILL; thence N 10°09’45.5” E a distance of 57.55 feet to a point 19.96 feet right of and opposite station 53+13.68 on said construction centerline laid out for CAMPBELL HILL; thence N 10°07’44.2” E a distance of 38.69 feet back to the point of beginning. Containing 0.013 acres more or less.

EXHIBIT C

Amended Premises

All that tract or parcel of land lying and being in Land Lot 1015 of the 16th District, and Second Section of Cobb County, Georgia, being in the City of Marietta, being more particularly described as follows:

BEGINNING at a stake in the pavement at the intersection of the northerly side of Tower Road and the easterly side of Campbell Hill Street and running thence north 2 degrees 00 minutes west along the easterly side of Campbell Hill Street 100.1 feet to a point; thence continuing northerly along the easterly side of Campbell Hill Street and following the curvature thereof 140 feet to a point; thence north 10 degrees 19 minutes east along the easterly side of Campbell Hill Street 139.7 feet to the southerly line of property now or formerly owned by Dr. Robt. T. Sessions; thence easterly along said line 327.4 feet, more or less to a iron pin on the westerly side of Church Street; thence south 8 degrees 22 minutes east along the westerly side of Church Street 182.5 feet to an iron pin, point and corner; thence south 88 degrees 23 minutes west 229.0 feet to an iron pin, point and corner; thence south 3 degrees 55 minutes west 100 feet to an iron pin; thence south 0 degrees 25 minutes east 105.9 feet to a mark on the back of the curb of the northerly side of Tower Road; thence westerly along the northerly side of Tower Road and following the curvature thereof 150.9 feet to the point of beginning.

Being the same property conveyed by Warranty Deed from Ventas, Inc., a Delaware corporation, as successor by merger to First Healthcare Corporation, a Delaware corporation, to Ventas Realty, Limited Partnership, a Delaware limited partnership, dated September 30, 1998, filed for record November 24, 1998, and recorded in Deed Book 11918, Page 120, in the Office of the Clerk of the Superior Court of Cobb County, Georgia.

Less and Excepting the following described portion:

Beginning at a point 19.54 feet right of and opposite Station 53+52.37 on the construction centerline of SR 5 at Tower Road on Georgia Highway Project No. CSST-0006-00 (867); running thence S 75°47’33.6” E a distance of 5.47 feet to a point 25.00 feet right of and opposite station 53+52.04 on said construction centerline laid out for CAMPBELL HILL; thence S 10°44’19.6” W a distance of 92.94 feet to a point 25.00 feet right of and opposite station 52+59.10 on said construction centerline laid out for CAMPBELL HILL; thence southwesterly 31.002 feet along the arc of a curve (said curve having a radius of 100.000 feet and a chord distance of 30.878 feet on a bearing of S 19°37’14.9” W) to the point 25.00 feet right of and opposite station 52+35.85 on said construction centerline laid out for CAMPBELL HILL; thence northeasterly 1.502 feet along the arc of a curve (said curve having a radius of 511.758 feet and a chord distance of 1.502 feet on a bearing of N 9°53’19.2” E) to the point 24.53 feet right of and opposite station 52+36.92 on said construction centerline laid out for CAMPBELL HILL; thence northeasterly 26.040 feet along the arc of a curve (said curve having a radius of 511.758 feet and a chord distance of 26.037 feet on a bearing of N 11°27’10.0” E) to the point 20.58 feet right of and opposite station 52+56.77 on said construction centerline laid out for CAMPBELL HILL; thence N 10°09’45.5” E a distance of 57.55 feet to a point 19.96 feet right of and opposite station 53+13.68 on said construction centerline laid out for CAMPBELL HILL; thence N 10°07’44.2” E a distance of 38.69 feet back to the point of beginning. Containing 0.013 acres more or less.